UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

Jinmimi Network Inc.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54024
(Commission File Number)

20-4281128
 (IRS Employer Identification No.)

2121 S. Hiawassee Road, Suite 4640
Orlando, Florida 32835
 (Address of principal executive offices)(Zip Code)

(416) 889-8276
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On May 7, 2012, Jinmimi Network Inc., a Nevada corporation (the “Company”), notified Albert Wong & Co. (“Albert Wong”), that the Company had dismissed Albert Wong as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Albert Wong regarding the Company’s financial statements as of December 31, 2011 and 2010 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from November 13, 2008 (inception) through December 31, 2011, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Albert Wong, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, November 13, 2008 (inception) through December 31, 2011, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Albert Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Albert Wong, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from November 13, 2008 (inception) through December 31, 2011.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Albert Wong a copy of the above disclosures and requested Albert Wong to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Albert Wong’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 7, 2012 the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Kenne Ruan, CPA, P.C. (“Kenne Ruan”), the Company’s new independent registered public accountants, which appointment Kenne Ruan has accepted with the dismissal of Albert Wong.

During the two most recent fiscal years and the interim period preceding the engagement of Kenne Ruan, the Company has not consulted with Kenne Ruan regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kenne Ruan or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with Albert Wong and therefore did not discuss any past disagreements with Kenne Ruan.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1	Letter dated May 7, 2012 from Albert Wong, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jinmimi Network Inc.
(Registrant)

Date:  May 9, 2012                                                                       By:      /s/    Brian Cohen
Name:  Brian Cohen
Title: President

Exhibit Index

Exhibit	Description
16.1	Letter dated May 7, 2012 from Albert Wong, CPAs